UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 28, 2003

NetIQ Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	000-26757	77-0405505

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3553 North First Street, San Jose, California	95134

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(408) 856-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits

(c)    Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Press release issued by NetIQ Corporation, dated October 28, 2003, titled “NetIQ Announces First Quarter Fiscal 2004 Results and Share Repurchase Program”

Item 12.    Results of Operations and Financial Condition

On October 28, 2003 NetIQ Corporation issued a press release announcing its financial results as of and for the three months ended September 30, 2003. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this report, including the exhibit, shall not be deemed to be incorporated by reference into NetIQ’s filings with the SEC under the Securities Act of 1933 and shall not be deemed to be “filed” with the SEC under the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2003

NetIQ Corporation

By:	/s/ JAMES A. BARTH

James A. Barth Senior Vice President Finance and Administration and Chief Financial Officer

Exhibit Index

99.1    Press Release dated October 28, 2003